UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

April 16, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 Union Blvd, Suite 540, Lakewood, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 1 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on April 16, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 1 is filed to provide the financial statements of business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Filed herewith.

(b) Pro forma financial information.

Filed herewith.

(d)	Exhibit No.	Exhibit Title.

	Exhibit 23.1	Consent of Ronald R. Chadwick PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: August 13, 2007	By:	/s/ Donald W. Prosser
	Name:	Donald W. Prosser
	Title:	Assistant Chief Financial and Chief Accounting Officer

Item 9.01(a)

REGALE, Inc.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and for the period

January 1, 2007 through April 15, 2007 (unaudited)

with

Independent Registered Public Accounting Firm Report

RONALD R. CHADWICK, P.C.

Certified Public Accountant

2851 South Parker Road, Suite 720

Aurora, Colorado 80014

Telephone (303)306-1967

Fax (303)306-1944

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To The Shareholders

Regale, Inc.

Raleigh, North Carolina

I have audited the accompanying balance sheets of Regale, Inc. as of December 31, 2004, 2005, and 2006, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Regale, Inc. as of December 31, 2004, 2005, and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Aurora, Colorado	Ronald R. Chadwick, P.C.
August 10, 2007	RONALD R. CHADWICK, P.C.

Regale, Inc.

Balance Sheets

	2004	December 31, 2005	2006	(unaudited) April 15, 2007
Assets
Current Assets
Cash & cash equivalents	$1,004,388	$826,934	$571,294	$537,488
Other receivables	16,139	8,917	4,997	5,547
Inventories	69,159	50,436	56,673	41,299

Total Current Assets	1,089,686	886,287	632,964	584,334

Equipment and Leasehold Improvements
Equipment	503,040	539,517	661,907	677,047
Signs	101,361	101,361	101,361	101,361
Furniture and fixtures	492,059	497,952	571,136	571,136
Leasehold improvements	3,325,619	3,551,522	4,679,652	4,889,461
Auto	168,495	168,495	105,440	105,440
Less accumulated depreciation and amortization	(1,865,528)	(2,043,527)	(2,193,666)	(2,237,456)

Net equipment and leasehold improvements	2,725,046	2,815,320	3,925,830	4,106,989

Total Assets	$3,814,732	$3,701,607	$4,558,794	$4,691,323

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable - trade	$28,401	$12,490	$62,205	$2,843
Accrued expenses	42,649	11,029	—	3,921
Loan payable - related party	1,619,896	1,502,072	2,415,782	2,535,481

Total current liabilities	1,690,946	1,525,591	2,477,987	2,542,245

Stockholders’ Equity
Common Stock	1,000	1,000	1,000	1,000
Additional paid-in capital	1,193,246	1,193,246	1,193,246	1,193,246
Retained earnings	929,540	981,770	886,561	954,832

Total stockholders’ equity	2,123,786	2,176,016	2,080,807	2,149,078

Total Liabilities and Stockholders’ Equity	$3,814,732	$3,701,607	$4,558,794	$4,691,323

See notes to financial statements

Regale, Inc.

Statements of Operations

	For the years ended December,			(unaudited) For the period January 1, 2007 through April 15, 2007
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$2,052,695	$2,096,474	$2,159,082	$606,489
Sales of merchandise and food	898,816	820,452	856,847	226,795
Service revenue	3,032,612	3,157,953	3,181,905	863,524
Other	254,227	243,287	246,990	55,210

Total Revenue	6,238,350	6,318,166	6,444,824	1,752,018

Operating Expenses
Cost of goods sold	914,187	968,312	1,020,638	317,259
Salaries and wages	1,162,322	1,188,537	1,187,903	338,544
Management fee	242,000	248,750	245,000	70,250
Other general and administrative
Taxes and permits	157,465	161,426	183,690	55,372
Charge card and bank fees	51,077	50,997	57,507	13,306
Rent	102,000	111,600	111,600	42,000
Legal and professional	63,802	72,522	131,482	20,896
Advertising and marketing	313,489	286,326	291,847	57,976
Other	544,670	542,736	623,494	191,436
Depreciation and amortization	222,665	177,999	150,139	43,790

Total Operating Expenses	3,773,677	3,809,205	4,003,300	1,150,829

Income (loss) from operations	2,464,673	2,508,961	2,441,524	601,189

Other income (expenses)
Interest expense	(82,957)	(74,771)	(91,762)	(60,518)
Interest income	3,137	3,020	2,804	600
Gain (loss) on sale/disposition of assets	123	—	(10,555)	—

Total Other Income (Expenses)	(79,697)	(71,751)	(99,513)	(59,918)

Net income (loss)	$2,384,976	$2,437,210	$2,342,011	$541,271

See notes to financial statements

Regale, Inc.

Statement of Stockholders’ Equity

For the years ended December 31, 2004, 2005, 2006 and the period ended April 15, 2007 (unaudited)

	Common Stock		Additional Paid-in Capital	Retained Earnings	Equity Stockholders’ Total
	Shares	Amount
Balance, December 31, 2003	1,000	$1,000	$1,193,246	$778,164	$1,972,410
Distribution				(2,233,600)	(2,233,600)
Net income				2,384,976	2,384,976

Balance, December 31, 2004	1,000	$1,000	$1,193,246	$929,540	$2,123,786
Distribution				(2,384,980)	(2,384,980)
Net income				2,437,210	2,437,210

Balance, December 31, 2005	1,000	$1,000	$1,193,246	$981,770	$2,176,016
Distribution				(2,437,220)	(2,437,220)
Net income				2,342,011	2,342,011

Balance, December 31, 2006	1,000	$1,000	$1,193,246	$886,561	$2,080,807
Distribution				(473,000)	(473,000)
Net income				541,271	541,271

Balance, April 15, 2007	1,000	$1,000	$1,193,246	$954,832	$2,149,078

See notes to financial statements

Regale, Inc.

Statements of Cash Flows

	For the years ended, December 31,			(unaudited) For the period January 1, 2007 through April 15, 2007
	2004	2005	2006
Net income (loss)	$2,384,976	$2,437,210	$2,342,011	$541,271
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	222,665	177,999	150,139	43,790
(Increase) decrease in other receivables	(12,442)	7,222	3,920	(550)
(Increase) decrease in inventory	1,251	18,723	(6,237)	15,374
(Gain) loss on disposal of equipment	(123)	—	10,555	—
Increase (decrease) in trade accounts payable	13,063	(15,911)	49,715	(59,362)
Increase (decrease) in accrued expenses	42,649	(31,620)	(11,029)	3,921

Net cash provided by operating activities	2,652,039	2,593,623	2,539,074	544,444

Investing Activities
Proceeds from disposal of equipment	2,000	—	52,500	—
Purchases of equipment and leasehold improvements	(196,957)	(268,273)	(1,323,704)	(224,950)

Net cash used by investing activities	(194,957)	(268,273)	(1,271,204)	(224,950)

Financing Activities
Proceeds from issuance related party advances	2,014,880	2,340,502	2,607,122	119,700
Payments on related party advances	(2,139,832)	(2,458,326)	(1,693,412)	—
Distribution	(2,233,600)	(2,384,980)	(2,437,220)	(473,000)

Net cash provided by financing activities	(2,358,552)	(2,502,804)	(1,523,510)	(353,300)

Net increase (decrease) in cash	98,530	(177,454)	(255,640)	(33,806)

Cash beginning of year	905,858	1,004,388	826,934	571,294

Cash end of year	$1,004,388	$826,934	$571,294	$537,488

Cash interest paid	$82,957	$74,771	$91,762	$60,518

Non-cash investment and financing activities	$—	$—	$—	$—

See notes to financial statements

Regale, Inc.

Notes to Financial Statements

December 31, 2004, 2005, and 2006, and

The Period Ended April 15, 2007 (unaudited)

1)	Organization

The Company formed as a North Carolina corporation in February 1992. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Raleigh, North Carolina.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows:

Auto	5 years
Leasehold improvements	7-35 years
Equipment and signs	5-7 years
Furniture & Fixtures	3-5 years

Regale, Inc.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006, and

The Period Ended April 15, 2007 (unaudited)

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Goodwill

The Company adopted the Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets” on January 1, 2002. Under the guidance of Statement 142, goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair value base test. The adoption of this statement did not have a material effect on the financial position or results of operations of the Company, as no adjustment was needed at December 31, 2006.

3)	Commitments

The Company has leases on the facility. The future minimum lease commitments as of December 31, 2006 for these leases are as follows:

Year ended
December 31, 2007	$80,750
December 31, 2008	$72,000
December 31, 2009	$72,000
December 31, 2010	$72,000
December 31, 2011	$72,000
Thereafter	$366,000

Regale, Inc.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006, and

The Period Ended April 15, 2007 (unaudited)

4)	Related party transactions

The parking lot lease (note 3) is with a company controlled by the president of the Company.

The loan payable related party is to the President of the Company. The President of the Company advances cash the Company as needed for improvements and asset additions. He also repays the advances out of cash flow. The Company also pays interest on the advances at a rate of five percent on the monthly outstanding balance. The following is a table of the transactions for the years ended December 31, 2004, 2005 and 2006.

	Advance	Repayment	Outstanding Balance	Interest Paid
December 31, 2004	$2,014,880	$2,139,832	$1,619,896	$82,957
December 31, 2005	$2,340,502	$2,458,326	$1,502,072	$74,771
December 31, 2006	$2,607,122	$1,693,412	$2,415,782	$91,762

5)	Legal

A legal action was filed against the Company in January 2005, resulting from an accident involving a patron. The Company believes that a settlement agreement in principle has been reached between the parties, and that the agreement falls within Company insurance limits. However, should the agreement not be finalized or covered by insurance, the potential liability to the Company is unknown as the present time.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

Effective April 16, 2007, the Company acquired the assets of Regale, Inc. a North Carolina corporation. The acquisition of Regale, Inc. is being accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. The operations are included as Raleigh Restaurant Concepts, Inc. a wholly owned subsidiary of the Company. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $10,632,538.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	One Month January 31, 2007 Cardinal Management Partnership, LP	Two Months February 28, 2007 MRC, LP	Two Months February 28, 2007 IRC, LP	Three Months March 31, 2007 Regale, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$56,468	$246,608	$380,960	$519,514			$4,426,959
Sales of food and merchandise	357,617	198	42	789	3,688	202,013			564,347
Service revenue	1,738,880	40,607	36,240	155,418	195,470	700,681			2,867,296
Other	1,130,641	7,089	4,002	58,277	109,123	105,924	a	(33,541)	1,381,515

Total Revenue	6,387,396	111,045	96,752	461,092	689,241	1,528,132			9,240,117

Operating Expenses
Cost of goods sold	883,616	10,637	14,280	35,229	54,548	266,491			1,264,801
Salaries and wages	1,374,566	39,201	41,328	108,408	148,928	310,151	a & c	(154,318)	1,868,264
License fees	—	—	—	—	—	60,750	c	(60,750)	—
Other general and administrative
Taxes and permits	249,645	5,314	6,286	12,905	18,434	52,621	c	(11,831)	333,374
Charge card and bank fees	65,691	767	555	1,625	4,843	13,170			86,651
Rent	539,145	11,396	6,783	107,364	210,026	28,500	c	48,000	951,214
Legal and professional	147,629	2,613	4,113	5,529	9,541	10,529	a	(3,846)	176,108
Advertising and marketing	257,383	4,030	4,210	16,525	27,137	59,933			369,218
Other	1,235,481	21,850	26,860	63,597	83,447	160,179	a	(3,778)	1,587,636
Depreciation & amortization	221,745	583	1,349	4,449	26,591	37,535			292,252

Total Operating Expenses	4,974,901	96,391	105,764	355,631	583,495	999,859			6,929,518

Income from operations	1,412,495	14,654	(9,012)	105,461	105,746	528,273			2,310,599

Other income (expenses)
Interest expense	(536,672)	—	—	—	(7,227)	(51,873)	c	51,873	(543,899)
Interest income	147,789	20	17	69	94	514			148,503
Gain on sale of assets	179,189	—	—	—	—	—			179,189
Unrealized gain on sale of marketable securities	8,381	—	—	—	—	—			8,381

Total Other Income (Expenses)	(201,313)	20	17	69	(7,133)	(51,359)			(207,826)

Net income from continuing operations before income taxes	1,211,182	14,674	(8,995)	105,530	98,613	476,914			2,102,773

Income tax expense - current	—	—	—	—	—	—	d	135,000	135,000
Income tax expense - deferred	150,000	—	—	—	—	—	e	45,000	195,000

Total income taxes	150,000	—	—	—	—	—			330,000

Minority interest	(33,244)	—	—	—	—	—	b	(10,093)	(43,337)

Income from continuing operations	1,027,938	14,674	(8,995)	105,530	98,613	476,914			1,729,436

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	—	—	—	—			(15,085)
Income taxes	—	—	—	—	—	—			—

Loss from discontinued operations	(15,085)	—	—	—	—	—			(15,085)

Net income	1,012,853	14,674	(8,995)	105,530	98,613	476,914			1,714,351

Preferred stock dividends	—	—	—	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$(8,995)	$105,530	$98,613	$476,914			$1,714,351

Income (loss) from continuing operations	$0.07								$0.12
Income (loss) from discontinued operations	$(0.00)								$(0.00)
Preferred stock dividends	$—								$—

Net income (loss) applicable to common shareholders	$0.07								$0.12

Weighted average shares outstanding	14,606,729								14,606,729

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Cardinal Management Partnership, LP	$17,199
RCC, LP	16,342

$33,541

(b)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Cardinal Management Partnership, LP	$(1,529)
RCC, LP	1,761
IRC, LP	9,861

$10,093

(c)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(60,750)
• Salary for owner	(154,651)
• Payroll taxes for owner	(11,831)
• Rent adjustment	48,000
• Corporate management	26,250
• Interest expense	(51,873)

Total reduction in expenses	$(204,855)

(d)	To include income taxes:

Regale, Inc.	$135,000

(e)	To include deferred income taxes:

Regale, Inc.	$45,000

VCG Holding Corp.

Unaudtied Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP	Regale, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184	$856,686	$1,551,091	$2,573,965	$2,159,082			$18,262,313
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393	1,675	6,009	31,205	856,847			2,280,107
Service revenue	3,618,038	311,900	922,522	860,822	559,850	588,193	1,013,833	1,235,033	3,181,905			12,292,096
Other	4,701,675	23,760	201,551	911,074	97,186	63,561	317,750	734,942	246,990	b	(2,324,388)	4,974,101

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613	1,510,115	2,888,683	4,575,145	6,444,824			37,808,617

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372	175,746	229,222	408,533	1,020,638			5,059,894
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	518,677	698,083	953,019	1,187,903	b & f	(2,485,383)	7,492,206
License fees	—	—	—	—	—	—	—	—	245,000	f	(245,000)	—
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536	72,676	66,345	101,641	183,690	f	(40,695)	921,262
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505	6,640	14,915	55,805	57,507			419,465
Rent	832,240	101,564	194,400	107,860	159,412	105,345	687,528	1,424,236	111,600	f	194,000	3,918,185
Legal and professional	403,220	11,623	50,817	81,532	30,719	52,760	103,175	40,867	131,482	b	(146,277)	759,918
Advertising and marketing	471,703	63,549	88,229	124,810	57,860	55,875	119,228	185,705	291,847			1,458,806
Other	2,899,999	186,810	484,156	996,565	256,029	297,818	410,628	547,595	623,494	b	(237,868)	6,465,226
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176	14,586	25,340	177,102	150,139			1,135,321

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050	1,300,123	2,354,464	3,894,503	4,003,300			27,630,283

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563	209,992	534,219	680,642	2,441,524			10,178,334

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	—	—	(48,502)	(91,762)	a & f	(1,049,738)	(2,702,342)
Interest income	17,638	—	395	253	124	161	161	231	2,804			21,767
Gain on sale of assets	44,184		—	7,253	—	—	—	—	(10,555)			40,882
Gain on sale of marketable securities	328	—	—	—	—	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124	161	161	(48,271)	(99,513)			(2,663,903)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687	210,153	534,380	632,371	2,342,011			7,514,431

Income tax expense - current	—	—		52,245	—	—	—	—	—	d	880,855	933,100
Income tax expense - deferred	200,000	—	—	—	—	—	—	—	—	e	448,400	648,400

Total income taxes	200,000	—	—	52,245	—	—	—	—	—			1,581,500

Minority interest	(99,324)	—	—	—	—	—	—	—	—	c	(227,323)	(326,647)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371	2,342,011			5,606,284

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371	2,342,011			5,201,597

Preferred stock dividends	(878,843)	—	—	—	—	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687	$210,153	$534,380	$632,371	$2,342,011			$4,322,754

Income (loss) from continuing operations	$0.17											$0.42
Income (loss) from discontinued operations	$(0.04)											$(0.03)
Preferred stock dividends	$(0.10)											$(0.07)

Net income (loss) applicable to common shareholders	$0.03											$0.33

Weighted average shares outstanding	9,128,985											13,217,220

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865
Cardinal Management Partnership, LP	315,765
MRC, LP	416,197
IRC, LP	454,299

$2,324,388

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256
Cardinal Management Partnership, LP	35,726
IRC, LP	63,214

$227,323

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400
Cardinal Management Partnership, LP	47,500
MRC, LP	14,700
IRC, LP	12,000
Regale, Inc.	615,000

$880,855

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	74,500
IRC, LP	60,000
Regale, Inc.	181,000

$448,400

(f)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(245,000)
• Salary for owner	(651,390)
• Payroll taxes for owner	(40,695)
• Rent adjustment	194,000
• Interest expense	(91,762)
• Corporate management	106,250

Total reduction in expenses	$(728,597)

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP	Regale, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768	$866,671	$1,578,809	$2,859,559	$2,096,474			$17,476,192
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882	1,328	5,227	30,263	820,452			2,359,259
Service revenue	3,545,049	260,869	940,496	820,961	538,209	536,785	1,061,680	1,499,564	3,157,953			12,361,566
Other	5,068,800	41,989	184,662	807,937	84,179	51,224	289,165	767,489	243,287	b	(2,333,902)	5,204,830

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038	1,456,008	2,934,881	5,156,875	6,318,166			37,401,847

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271	150,931	220,155	403,241	968,312			4,666,151
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	514,500	710,643	969,794	1,188,537	b & f	(2,484,474)	8,587,863
License fees	—	—	—	—	—	—	—	—	248,750	f	(248,750)	—
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426	71,280	73,545	99,022	161,426	f	(38,843)	821,716
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035	5,722	19,209	62,149	50,997			401,163
Rent	865,039	122,327	191,400	109,800	142,656	101,806	688,075	1,521,462	111,600	f	194,000	4,048,165
Legal and professional	576,989	63,639	35,940	117,073	30,245	54,470	50,371	53,519	72,522	b	(145,150)	909,618
Advertising and marketing	547,756	70,780	125,539	122,581	57,966	58,800	132,864	239,044	286,326			1,641,656
Other	2,891,441	240,609	461,922	941,260	265,579	301,382	412,311	721,641	542,736	b	(222,074)	6,556,807
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782	9,977	27,530	132,722	177,999			1,087,474

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749	1,268,868	2,334,703	4,202,594	3,809,205			28,720,613

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289	187,140	600,178	954,281	2,508,961			8,681,234

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	—	(1,026)	(41,155)	(74,771)	a & f	(1,066,729)	(2,555,240)
Interest income	68,534	—	290	—	188	137	78	—	3,020			72,247
Gain on sale of assets	1,300	—	—	6,604	—	—	—	(637)	—			7,267
Gain on sale of marketable securities	1,265	—	—	—	—	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188	137	(948)	(41,792)	(71,751)			(2,474,461)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210			6,206,773

Income tax expense - current	—	—	—	—	—	—	—	—	—	d	990,900	990,900
Income tax expense - deferred	—	—	—	—	—	—	—	—	—	e	448,400	448,400

Total income taxes	—	—	—	—	—	—	—	—	—			1,439,300

Minority interest	(28,969)	—	—	—	—	—	—	—	—	c	(218,544)	(247,513)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210			4,519,960

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210			4,216,079

Preferred stock dividends	(1,685,730)	—	—	—	—	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477	$187,277	$599,230	$912,489	$2,437,210			$2,530,349

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411
Cardinal Management Partnership, LP	330,929
MRC, LP	401,166
IRC, LP	472,733

$2,333,902

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977
Cardinal Management Partnership, LP	31,829
IRC, LP	91,249

$218,544

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400
Cardinal Management Partnership, LP	41,000
MRC, LP	36,500
IRC, LP	98,000
Regale, Inc.	649,000

$990,900

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	60,000
Regale, Inc.	181,000

$448,400

(f)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(248,750)
• Salary for owner	(624,046)
• Payroll taxes for owner	(38,843)
• Rent adjustment	194,000
• Interest expense	(74,771)
• Corporate management	106,250

Total reduction in expenses	$(686,160)

VCG Holding Corp.

Pro Forma Balance Sheet

March 31, 2007

	As Reported	Regale, Inc.	Combined		Pro Forma Adjustments	Pro Forma
Assets
Current Assets
Cash & cash equivalents	$17,374,127	$537,488	$17,911,615	a & b	(10,764,617)	$7,146,998
Investments	5,037,764	—	5,037,764			5,037,764
Other receivables	159,294	5,547	164,841	a	(5,547)	159,294
Inventories	541,205	41,299	582,504	a & b	8,701	591,205
Prepaid expenses	318,805	—	318,805			318,805
Income taxes receivable	272,244		272,244			272,244

Total Current Assets	23,703,439	584,334	24,287,773			13,526,310

Property, Plant and Equipment
Property, plant and equipment	15,903,303	6,344,445	22,247,748	a & b	(2,344,445)	19,903,303
Less accumulated depreciation	2,229,116	2,237,456	4,466,572	a	(2,237,456)	2,229,116

Net equipment and leasehold improvements	13,674,187	4,106,989	17,781,176			17,674,187

Other Assets
Deposits	299,464	—	299,464	b	(100,000)	199,464
License costs	2,012,710	—	2,012,710	b	282,538	2,295,248
Loan Fees, net	115,449	—	115,449			115,449
Goodwill	29,417,520	—	29,417,520	b	6,300,000	35,717,520
Plans and drawings	75,628	—	75,628			75,628
Deferred offering costs	7,552	—	7,552			7,552

Total Other Assets	31,928,323	—	31,928,323			38,410,861

Total Assets	$69,305,949	$4,691,323	$73,997,272			$69,611,358

Liabilities and Stockholders’ Equity

Current Liabilities
Accounts payable - trade	$343,567	$2,843	346,410	a	(2,843)	343,567
Accrued expenses	844,692	3,921	848,613	a	(3,921)	844,692
Deferred revenue	51,279	—	51,279			51,279
Current portion of capitalized lease	913,824	—	913,824			913,824
Current portion of long-term debt	2,695,610	2,535,481	5,231,091	a	(2,535,481)	2,695,610

Total current liabilities	4,848,972	2,542,245	7,391,217			4,848,972

Long-term Debt
Deferred income taxes	350,000	—	350,000			350,000
Capitalized lease	26,217	—	26,217			26,217
Long-term debt	23,804,287	—	23,804,287			23,804,287

Total long-term debt	24,180,504	—	24,180,504			24,180,504

Minority Interest Liability	737,604	—	737,604			737,604

Stockholders’ Equity
Common stock	1,687	1,000	2,687	a & b	(997)	1,690
Paid-in capital	40,965,436	1,193,246	42,158,682	a & b	(887,840)	41,270,842
Retained earnings	(1,428,254)	954,832	(473,422)		(954,832)	(1,428,254)

Total stockholders’ equity	39,538,869	2,149,078	41,687,947			39,844,278

Total Liabilities and Stockholders’ Equity	$69,305,949	$4,691,323	$73,997,272			$69,611,358

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

Balance Sheet

March 31, 2007

(a)	To include adjustments for the acquisition of Regale, Inc. as an asset purchase.

(b)	To adjust for the allocation of the purchase price:

Inventory	$50,000
Fixed assets	4,000,000
License costs	282,538
Goodwill	6,300,000

$10,632,538

Cash	$10,327,131
Common Stock of VCG	305,407

$10,632,538